UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2015

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2015, Titan International, Inc. (the “Company”) changed its state of incorporation from Illinois to Delaware (the “Reincorporation”), following board approval of the Reincorporation on February 18, 2015 and stockholder approval of the Reincorporation at the Company’s 2015 Annual Meeting of Stockholders held on June 4, 2015. The Reincorporation was effected on June 26, 2015 by merging Titan International, Inc., an Illinois corporation (“Titan (Illinois)”) into Titan International, Inc., a Delaware corporation which prior to the Reincorporation was a newly-formed subsidiary of Titan (Illinois) (“Titan (Delaware)”), in accordance with the terms of the Agreement and Plan of Merger dated as of June 5, 2015 between Titan (Illinois) and Titan (Delaware) (the “Agreement and Plan of Merger”).

Upon the effectiveness of the Reincorporation:

•
the affairs of the Company ceased to be governed by the Illinois Business Corporation Act, the affairs of the Company became subject to Delaware General Corporation Law, and the Company’s existing Amended and Restated Articles of Incorporation and existing Restated By-Laws were replaced by the Amended and Restated Certificate of Incorporation of Titan (Delaware) attached hereto as Exhibit 3.1 and the By-Laws of Titan (Delaware) attached hereto as Exhibit 3.2 and incorporated herein by this reference;

•
the separate corporate existence of Titan (Illinois) ceased and (i) Titan (Delaware) will continue in existence as the surviving corporation and succeeded to and possesses all rights, privileges, powers and franchises of Titan (Illinois), (ii) all of the assets and property of whatever kind and character of Titan (Illinois) vested in Titan (Delaware), and (iii) Titan (Delaware) became liable for all of the liabilities and obligations of Titan (Illinois), and any claim or judgment against Titan (Illinois) may be enforced against Titan (Delaware), as the surviving corporation;

•
each outstanding share of Titan (Illinois) common stock, no par value, was automatically converted into one outstanding share of Titan (Delaware) common stock, par value $0.00001 per share and each outstanding option, warrant or other right to acquire shares of Titan (Illinois) common stock will continue as an outstanding option, warrant or other right to acquire shares of Titan (Delaware) common stock; and

•
each director or officer of Titan (Illinois) will continue to hold his respective office with Titan (Delaware) until the expiration of their respective terms of office and until their successors have been elected and qualified.

The Reincorporation did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. Titan (Delaware) is deemed to be the successor issuer of Titan (Illinois) under Rule 12g-3 of the Securities Exchange Act of 1934, as amended.
The Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “TWI.”

Stockholders are not required to exchange Company shares in connection with the Reincorporation since each outstanding share of Titan (Illinois) common stock, no par value, was automatically converted into one outstanding share of Titan (Delaware) common stock, par value $0.00001 per share. The form of common stock certificate of Titan (Delaware) is attached hereto as Exhibit 4.1.

As of June 26, 2015, the effective date of the Reincorporation, the Company’s authorized capital stock consisted of 120,000,000 shares of common stock, par value $0.00001 per share, and 4,000,000 shares of preferred stock, par value $0.00001 per share. As of June 26, 2015, there were 55,253,092 shares of common stock outstanding, and no outstanding shares of preferred stock.

Pursuant to the indenture dated as of December 21, 2009 (the “Base Indenture”), between Titan (Illinois), U.S. Bank National Association, as Trustee (the “Trustee”) and the Subsidiary Guarantors party thereto, providing for the issuance of the Company’s 5.625% Convertible Senior Subordinated Notes due 2017, Titan (Delaware) and the Trustee entered into the First Supplemental Indenture to the Base Indenture dated as of June 26, 2015 (“First Supplemental Indenture”), whereby Titan (Delaware) assumed all of the obligations and the performance of each covenant of Titan (Illinois) under such Notes and the Base Indenture, and Titan (Illinois) was discharged from all obligations and covenants under the Base Indenture and such Notes.

The foregoing descriptions of the Reincorporation, the Agreement and Plan of Merger, and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement and Plan of Merger and the First Supplemental Indenture, which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and incorporated herein by reference. A more detailed description of the effects of the Reincorporation and the changes in the rights of stockholders as a result of the Reincorporation can be found in the section of Company’s definitive proxy statement for the 2015 Annual Meeting of Stockholders captioned “PROPOSAL #3 - Approval of the Reincorporation of the Company from the State of Illinois to the State of Delaware” filed with the Securities and Exchange Commission on April 24, 2015, which description is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

See the disclosures set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K, which are incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 1.01 above, which disclosure is incorporated by reference into this Item 5.03, the Company changed its state of incorporation from Illinois to Delaware effective June 26, 2015, pursuant to the Agreement and Plan of Merger. As of that date, the rights of the Company’s stockholders are governed by the Delaware General Corporation Law, and by the Company’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and the Company’s By-Laws attached hereto as Exhibit 3.2, which are both incorporated herein by reference. A description of the changes in the rights of stockholders as a result of the change in the state of incorporation and the adoption of the Company’s Amended and Restated Certificate of Incorporation and By-Laws can be found in the section of Company’s definitive proxy statement for the 2015 Annual Meeting of Stockholders captioned “PROPOSAL #3 - Approval of the Reincorporation of the Company from the State of Illinois to the State of Delaware” filed with the Securities and Exchange Commission on April 24, 2015, which description is incorporated herein by reference.

Item 8.01 Other Events.

On June 26, 2015, the Company issued a press release announcing the Reincorporation as described under Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
2.1	Agreement and Plan of Merger between Titan International, Inc. (an Illinois corporation) and Titan International, Inc. (a Delaware corporation).
3.1	Titan International, Inc. Amended and Restated Certificate of Incorporation.
3.2	By-Laws of Titan International, Inc.
4.1	Form of Titan International, Inc.’s Common Stock Certificate
10.1
First Supplemental Indenture dated as of June 26, 2015 to the Indenture dated as of December 21, 2009 between Titan International, Inc., U.S. Bank National Association, as Trustee, and the Subsidiary Guarantors party thereto, relating to the 5.625% Convertible Senior Subordinated Notes due 2017

99.1	Press Release, dated June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 26, 2015	By:	/s/ John Hrudicka
John Hrudicka
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger between Titan International, Inc. (an Illinois corporation) and Titan International, Inc. (a Delaware corporation).
3.1	Titan International, Inc. Amended and Restated Certificate of Incorporation.
3.2	By-Laws of Titan International, Inc.
4.1	Form of Titan International, Inc.’s Common Stock Certificate
10.1
First Supplemental Indenture dated as of June 26, 2015 to the Indenture dated as of December 21, 2009 between Titan International, Inc., U.S. Bank National Association, as Trustee, and the Subsidiary Guarantors party thereto, relating to the 5.625% Convertible Senior Subordinated Notes due 2017

99.1	Press Release, dated June 26, 2015